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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of Earliest event reported)           July 19, 2000
                                               ---------------------------------


                          LIBERTY LIVEWIRE CORPORATION
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             (Exact name of registrant as specified in its charter)


         Delaware                     0-1461                     13-1679856
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(State or other jurisdiction       (Commission               IRS Employer
      of incorporation)             File Number)             Identification No.)


              900 North Seward Street, Hollywood, California 90038
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (323) 962-4000
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                             THE TODD-AO CORPORATION
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          (Former name or former address, if changed from last report)


Exhibit index located on page 2.




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                          LIBERTY LIVEWIRE CORPORATION


                                    FORM 8-K


                                  July 19, 2000


                           ---------------------------

                                TABLE OF CONTENTS


Item 5.           OTHER EVENTS.                                           Page 2

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS.                      Page 2




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Item 5.   OTHER EVENTS.

          In a transaction that closed on July 19, 2000, Liberty SEG Acquisition Sub LLC ("Liberty Sub"), a limited liability company of which Liberty Media Corporation, a Delaware corporation ("Liberty") was the sole member, acquired the post-production content and sound editorial businesses of SounDelux Entertainment Group of Delaware, Inc ("SounDelux"), for $90 million in cash. SounDelux retains its location based entertainment and theatre design businesses. Immediately following the closing of this asset purchase, Liberty contributed 100% of its ownership interests in Liberty Sub to Liberty Livewire Corporation ("Livewire" or the "Company") in exchange for 8,181,818 shares of the Company's Class B Common Stock pursuant to a previously negotiated contribution agreement between Liberty and Livewire.

          This acquisition increases Liberty's investment in the Company to approximately 31.3 million shares of Livewire's Class B Common Stock, representing 100% of the outstanding shares of the Company's Class B Common Stock, as of July 19, 2000 and approximately 88% of the Company's currently outstanding equity, which consists of the Company's Class A and Class B Common Stock.


Item 7.   Financial Statements and Exhibits

          (c) The following exhibits are incorporated by reference and filed with this Current Report on Form 8-K:


          EXHIBIT NO.       EXHIBIT

          1 The Post-Merger Business Combinations Agreement, dated as of February 11, 2000, by and between Liberty Media Corporation and The Todd-AO Corporation is incorporated by reference to Liberty Media Corporation's
                            Schedule 13D/A filed with the Commission on June 7, 2000.

          2 Amendment No. 1 to the Post-Merger Business Combinations Agreement dated July 19, 2000 by and between Liberty Media Corporation and Liberty Livewire Corporation (formerly known as The Todd-AO Corporation) is incorporated by reference to Liberty Livewire Corporation's Schedule 13D/A filed with the Commission on July 26, 2000.


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized



                                     LIBERTY LIVEWIRE CORPORATION
                                  ---------------------------------
                                            (Registrant)


                                      /s/  JEFFREY J. MARCKETTA
                                  ----------------------------------------------
                                           Jeffrey J. Marcketta
                                          Chief Financial Officer


    August 8, 2000
-------------------------
        Date


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